File No. 333-59093

SUN CAPITAL ADVISERS TRUST

Sun Capital All Cap Fund

Sun Capital Real Estate Fund

Supplement dated February 26, 2008 to the Initial and Service Class Prospectuses and

Statement of Additional Information, each dated May 1, 2007

Sun Capital All Cap Fund

Effective May 1, 2008, Sun Capital All Cap Fund will change its investment strategy from an “all capitalization” strategy to one focusing on large capitalization stocks. In connection with this change in strategy, the Fund will engage OppenheimerFunds, Inc. to serve as the Fund’s subadviser and will also change its name to “SC Oppenheimer Large Cap Core Fund”.

The Fund’s current policy of investing at least 80% of its net assets (including borrowings for investment purposes) in equity securities will be changed to require that the Fund invest at least 80% of its net assets, determined at the time of purchase (plus borrowings for investment purposes), in equity securities of large capitalization companies.

Sun Capital Real Estate Fund

Effective May 1, 2008, Sun Capital Real Estate Fund will change its investment strategy to permit greater investment by the Fund in foreign real estate companies. Currently the Fund’s investments in foreign real estate companies is limited by a restriction that provides that the Fund may not invest more than 10% of its total assets in securities denominated in foreign currencies. This restriction will be eliminated. In connection with this change in its investment strategy, the Fund’s name will be changed to “Sun Capital Global Real Estate Fund”.

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Disclosures reflecting these changes will be included in prospectuses and statements of additional information relating to these funds’ Initial and Service Class shares dated May 1, 2008.